UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 30, 2021 (March 26, 2021)

Infinity Energy Resources, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-17204	20-3126437
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11900 College Blvd.

Suite 310

Overland Park, KS 66210

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (913) 948-9512

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
—	—	—

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01. Entry into a Material Definitive Agreement.

Infinity Energy Resources, Inc., a Delaware corporation (the “Company”), entered into a securities purchase agreement (the “Purchase Agreement”) with five (5) accredited investors (the “Investors”) providing for an aggregate investment of $2,050,000 by the Investors for the issuance by the Company to them of (i) 22,776 shares of Series A Convertible Preferred Stock, par value $0.0001 per share, of the Company (the “Series A Preferred Stock”) convertible into an aggregate of up to 3,993,055 shares of common stock, par value $0.0001 per share, of the Company (the “Common Stock”) that are issuable from time to time upon conversion of such shares of Series A Preferred Stock (the “Conversion Shares”); (ii) warrants, with a term of five and a half (5.5) years, exercisable six (6) months after issuance, to purchase an aggregate of up to 5,256,410 shares of Common Stock (the “Warrant Shares”) at an exercise price of $0.39 per share, subject to customary adjustments thereunder (the “Warrants”). Holders of the Warrants may exercise them by paying the applicable cash exercise price or, if there is not an effective registration statement for the sale of the Warrant Shares within six (6) months following the Closing Date, as defined in the Warrants, by exercising on a cashless basis pursuant to the formula provided in the Warrants. The shares of Series A Preferred Stock, the Conversion Shares, the Warrants and the Warrant Shares are collectively referred to as the “Securities.”

Pursuant to the provisions of the Purchase Agreement and the Certificate of Designation of Preferences, Rights and Limitations of the Series A Preferred Stock (the “Certificate of Designation”), each share of Series A Preferred Stock is convertible, at the option of the holders thereof, at any time, subject to certain beneficial ownership limitations, into of Common Stock determined on a per share basis by dividing the Stated Value of such share of Preferred Stock (as such term is defined in the Certificate of Designation) by the Conversion Price (as such term is defined in the Certificate of Designation), which Conversion Price is subject to certain adjustments. In addition, the Purchase Agreement and the Certificate of Designation also provide for the payment of dividends, in (i) cash, or (ii) shares of Common Stock, to the holders of the Series A Preferred Stock, of 10% per annum, based on the Stated Value, until the earlier of (i) the date on which the shares of Series A Preferred Stock are converted to Common Stock or (ii) date the Company’s obligations under the Certificate of Designation have been satisfied in full. The shares of Series A Preferred Stock also (i) vote on an as-converted to Common Stock basis, subject to certain beneficial ownership limitations, (ii) are redeemable at the option of the Company at any time, (iii) rank senior to the Common Stock and any class or series of capital stock created after the Series A Preferred Stock and (iv) have a special preference upon the liquidation of the Company.

The Purchase Agreement also contains customary representations, warranties and agreements of the Company and the Investors and customary indemnification rights and obligations of the parties thereto. The Investors have previously invested in securities of the Company or otherwise had pre-existing relationships with the Company; the Company did not engage in general solicitation or advertising with regard to the issuance and sale of the Securities. The Investors represented that they are either: (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act of 1933, as amended (the “Securities Act”), or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act, and purchased the Securities for investment and not with a view to distribution.

Pursuant to the Purchase Agreement, the Company issued to the Investors, in a private placement pursuant to an exemption from the registration requirements of the Securities Act provided in Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder (the “Private Placement”), the Securities.

The Company also entered into that certain registration rights agreement (the “Registration Rights Agreement”), pursuant to which the Company agreed to file a registration statement within forty-five (45) days following the latter of (a) the First Closing Date hereof and (b) the closing of transactions contemplated by that certain asset purchase agreement dated December 14, 2020 between the Company and the sellers signatory thereto to register the Conversion Shares and the Warrant Shares and to use its best efforts to cause such registration statement to be declared effective within forty-five (45) days after the filing thereof, but in any event no later than the ninetieth (90th) calendar day following the later of (a) the First Closing Date hereof and (b) the closing of transactions contemplated by that certain asset purchase agreement dated December 14, 2020 between the Company and the sellers signatory thereto, provided, however, that in the event the Company is notified by the U.S. Securities and Exchange Commission that the registration statement will not be reviewed or is no longer subject to further review and comments, the fifth (5th) trading day following the date on which the Company is so notified if such date precedes the dates otherwise required above.

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Pursuant to the Registration Rights Agreement, the Company must keep such registration statement effective at all times until the Investors no longer own any of the Securities.

The closing of the Private Placement took place on March 26, 2021.

Item 3.02 Unregistered Sales of Equity Securities.

The applicable information set forth in Item 1.01 of this Current Report on Form 8-K (this “Form 8-K”) is incorporated by reference into this Item 3.02.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

Series A Preferred Stock Certificate of Designation

On March 30, 2021, the Company filed the Certificate of Designation with the Secretary of State of the State of Delaware (the “Delaware Secretary of State”), establishing the rights, preferences, privileges, qualifications, restrictions, and limitations relating to the Series A Preferred Stock. The Certificate of Designation became effective upon filing with the Delaware Secretary of State. These provisions are summarized in Item 1.01 of this Form 8-K and are incorporated by reference into this Item 5.03.

This Form 8-K contains forward-looking statements. Forward-looking statements include, but are not limited to, statements that express the Company’s intentions, beliefs, expectations, strategies, predictions or any other statements related to the Company’s future activities, or future events or conditions. These statements are based on current expectations, estimates and projections about the Company’s business based, in part, on assumptions made by its management. These statements are not guarantees of future performances and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those risks discussed in the Company’s Annual Report on Form 10-K, and in other documents that the Company files from time to time with the SEC. Any forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this Form 8-K, except as required by law.

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Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
Exhibit 3.1	Form of Certificate of Designations of Series A Convertible Preferred Stock
Exhibit 4.1	Form of Warrant
Exhibit 4.3	Form of Series A Convertible Preferred Stock Certificate
Exhibit 10.1	Form of Purchase Agreement by and between the Company and the Investors

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 30, 2021	Infinity Energy Resources, Inc.

	By:	/s/ Stanton E. Ross
	Name:	Stanton E. Ross
	Title:	Chairman, President and Chief Executive Officer

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